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[CANADIAN FLAG]
     Industry Canada                                   Industrie Canada


Certificate                                             Certificat
of Amendment                                            de modification

Canada Business                                         Loi canadienne sur
Corporations Act                                        les societes par actions


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LMS MEDICAL SYSTEMS INC./

SYSTEMES MEDICAUX LMS INC.                               411016-1

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Name of corporation-Denomination de la     Corporation number-Numero de la
societe                                    societe

I hereby certify that the articles of      Je certifie que les statuts de la
the above-named corporation were           societe susmentionnee ont ete
amended:                                   modifies:

a)   under section 13 of the Canada    [ ] a) en vertu de l'article 13 de la Loi
     Business Corporations Act in          canadienne sur les societes par
     accordance with the attached          actions, conformement a l'avis
     notice;                               ci-joint;

b)   under section 27 of the Canada    [ ] b) en vertu de l'article 27 de la Loi
     Business Corporations Act as set      canadienne sur les societes par
     out in the attached articles of       actions, tel qu'il est indique dans
     amendment designating a series of     les clauses modificatrices ci-jointes
     shares;                               designant une serie d'actions;

c)   under section 179 of the Canada   [X] c) en vertu de l'article 179 de
     Business Corporations Act as set      la Loi canadienne sur les societes
     out in the attached articles of       par actions, tel qu'il est indique
     amendment;                            dans les clauses modificatrices
                                           ci-jointes;

d)   under section 191 of the Canada   [ ] d) en vertu de l'article 191 de la
     Business Corporations Act as set      Loi canadienne sur les societes par
     out in the attached articles of       actions, tel qu'il est indique dans
     reorganization;                       les clauses de reorganisation
                                           ci-jointes;




     /s/ illegible                           March 31, 2004/le 31 mars 2004

          Director - Directeur          Date of Amendment - Date de modification
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[CANADA LOGO]

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     [CANADIAN FLAG]

     Industry Canada        Industrie Canada             ELECTRONIC TRANSACTION        RAPPORT DE LA TRANSACTION
                                                                 REPORT                     ELECETRONIQUE
     Canada Business        Loi canadienne sur les        ARTICLES OF AMENDMENT         CLAUSES MODIFICATRICES
     Corporations Act       societes par actions          (SECTIONS 27 OR 177)           (ARTICLES 27 OU 177)

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
1. Name of the Corporation - Denomination Sociale de la societe       2. Corporation No. - No de la societe
   TROPHY CAPITAL INC.                                                   411016-1

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3. The articles of the above-named corporation are                    les statuts de la societe mentionnee ci-dessus
   amended as follows:                                                sont modifies de la facon suivante :
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1. To change the name of the Corporation to LMS Medical Systems Inc./Systemes
Medicaux LMS Inc., so that the Corporation may use its name in either the
English form, the French form or a combination of the English form and the
French form;

2. To consolidate the issued and outstanding shares of the Corporation on a 20 for 1 basis; and

3. To change the province in Canada where the registered office is situated from the Province of Ontario to the Province of Quebec.





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
Signature           Printed Name - nom um lettres mouldes   4 - Capacity of - En qualite de    5 - Tel. No. - No de tel

/s/ Peter Wanner     Peter Wanner                           Secretary                          416 918 6987

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FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
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                                                                                                    MAR 31 2004

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IC 3869 (2003/06)                                                                                       [CANADA LOGO]
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